                                                                  Exhibit 10.11

SR 93-04

                          SPONSORED RESEARCH AGREEMENT


         Agreement, made this 11th day of February, 1993, by and by and between THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER (hereinafter referred to as "CANCER CENTER"), a component institution of The University of Texas System (hereinafter referred to as "SYSTEM"), located in Houston, Texas, and Texas Biomedical Development Partners (hereinafter referred to as "SPONSOR"), located in Austin, Texas.

                                   WITNESSETH:

         WHEREAS, CANCER CENTER has research facilities and situations which would allow investigation and study of the "Development of Therapeutic Treatment and Prevention of Lung Cancer" an described in Exhibit I hereinafter referred to as ("Research"), a copy of which in attached hereto and incorporated herein by reference; and

         WHEREAS, both SPONSOR and CANCER CENTER consider it necessary and desirable to perform the Research;

         NOW, THEREFORE , the parties agree as follows:

         1. Evaluation. SPONSOR agrees to engage the services of CANCER CENTER as an independent contractor to perform the Research. The Research will be under the supervision of Jack A. Roth, M.D. (Principal Investigator) at CANCER CENTER, with the assistance of appropriate associates and colleagues at CANCER CENTER as may be required.

         2. Research. CANCER CENTER agrees as an independent contractor to conduct the Research. Such Research was originally approved by CANCER CENTER in accordance with CANCER CENTER policy and may be subsequently amended only in accordance with CANCER CENTER policy and the written agreement of CANCER CENTER and SPONSOR as provided for in Article 15 herein below.

         3. Invention and Patents.

                  a. For all purposes herein, "Invention" shall mean any discovery, concept or idea whether or not patentable or copyrightable, which (i) arises out of work performed pursuant to the obligations of this Agreement; (ii) is conceived and reduced to practice during the term of the Agreement as defined in Article 13 herein below; and (iii) includes but is not limited to processes, methods, software, formula, techniques, compositions of matter, devices, and improvements thereof and know-how relating thereto. Inventions made solely by the Principal investigator and/or other CANCER CENTER personnel as identified in Article I hereinabove or agents of CANCER CENTER shall be the sole property of CANCER CENTER.

                  b. In the event that an invention is made, CANCER CENTER agrees to include such invention in the option Agreement of December 17, 1992 (attached hereto as Exhibit II) previously entered into by CANCER CENTER and SPONSOR and give notice of such Invention to SPONSOR within thirty (30) days of the identification of such Invention.

         4. Confidentiality. In the course of work performed pursuant to the Research under this Agreement, should either party provide confidential information to the other party, the recipient party shall, until three (3) years after the termination of this Agreement, maintain the confidentiality of that information as it maintains the confidentiality of its own confidential information, and shall not disclose such confidential information to any other party, nor shall the recipient party disclose the disclosing party's confidential information to the recipient's employees other than those employees having a "need-to-know". Confidential information shall be clearly marked as such. If disclosed orally, the party making the disclosure shall be responsible for clearly informing the recipient party of the confidentiality of the information disclosed. Notwithstanding the other provisions of this paragraph, nothing disclosed hereunder shall be construed as confidential information which:

                  a. is or becomes available to the public (except by a breach of this Agreement by a party hereto);

                  b. is rightfully received from another party not under obligation of confidentiality to the disclosing party;

                  c. is not known by the recipient party, or is independently developed by the recipient party by persons without access to the confidential information;

                  d. is approved for release by the party designating the information an confidential;

                  e. is not identified as confidential at the time of disclosure;

                  f. is not in writing or physical form at time of disclosure or reduced to a written or physical form and identified as confidential within thirty (30) days of disclosure; or

                  g. is required to be disclosed under the laws of the United States of America or the State of Texas or other governmental bodies, provided that the parties shall first exhaust all reasonable measures available to protect the confidentiality of such information upon disclosure.

         5. Publication Rights. Notwithstanding the provisions of Article 4 of this Agreement, CANCER CENTER may publish scientific papers relating to the collaborative research performed under this Agreement. In the event that CANCER CENTER wishes to publish, CANCER CENTER shall notify SPONSOR of its desire to publish [*] in advance of publication and shall furnish to SPONSOR a written description of the subject matter of the publication in order to permit SPONSOR to review and comment thereon.


         [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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         6. Publicity. CANCER CENTER acknowledges SPONSOR's intention to distribute periodically informational releases and announcements to the news media regarding the progress of research hereunder. SPONSOR shall not release such materials containing the name of CANCER CENTER or any of its employees without prior written approval by an authorized representative of CANCER CENTER, and said approval shall not be unreasonably withheld. Should CANCER CENTER reject the news release, CANCER CENTER and SPONSOR agree to discuss the reasons for CANCER CENTER's rejection, and every effort shall be made to develop an appropriate informational news release within the bounds of accepted academic practices. SPONSOR reserves the same right in the event that CANCER CENTER desires to distribute a news release concerning the research program. Nothing herein shall be construed as prohibiting CANCER CENTER or SPONSOR from reporting on this study to a governmental agency.

         7. Responsibility. The parties each agree to assume individual responsibility for the actions and omissions of their respective employees, agents and assigns in conjunction with this evaluation.

         8. Independent Contractor. SPONSOR will not have the right to direct or control the activities of CANCER CENTER in performing the services provided herein, and CANCER CENTER shall perform services hereunder only as an independent contractor, and nothing herein contained shall be construed to be inconsistent with this relationship or status. Under no circumstances shall CANCER CENTER be considered to be an employee or agent of SPONSOR. This Agreement shall not constitute, create or in any way be interpreted as a joint venture, partnership or formal business organization of any kind.

         9. Title to Equipment. CANCER CENTER shall retain title to all equipment purchased and/or fabricated by it with funds provided by SPONSOR under this Agreement.

         10. Survivorship. The provisions of Article 3, 4, 5, 6, and 12 shall survive any expiration or termination of this Agreement.

         11. Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party; provided, however, that SPONSOR may assign this Agreement to any purchaser or transferee of all or substantially all of SPONSOR's business upon prior written notice to CANCER CENTER.

         12. Indemnification. CANCER CENTER shall, to the extent authorized under the Constitution and the laws of the State of Texas, hold SPONSOR harmless from liability resulting from the negligent acts or omissions of CANCER CENTER, its agents or employees pertaining to the activities to be carried out pursuant to the obligations of this Agreement; provided, however, that CANCER CENTER shall not hold SPONSOR harmless from claims arising out of the negligence of SPONSOR, its officers, agents or any person or entity not subject to CANCER CENTER supervision or control.

         SPONSOR shall indemnify and hold harmless SYSTEM, CANCER CENTER, their regents, officers, agents and employees from any liability or loss resulting from judgments or claims against them arising out of the activities to be carried out pursuant to the obligations of this Agreement or the use by


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



SPONSOR of the results of the Research, provided, however, that the following is excluded from SPONSOR's obligation to indemnify and hold harmless:

                  a. the negligent failure of CANCER CENTER to comply with any applicable governmental requirements; or

                  b. the negligence or willful malfeasance by a regent, officer, agent or employee of CANCER CENTER or SYSTEM.

         13. Award. SPONSOR agrees to pay CANCER CENTER a fee of [*]. This fee, as shown [*] in Exhibit 1, which is attached hereto and is incorporated herein by reference, for information only, shall be payable [*].

         14. Basic Term. This Agreement shall become effective as of the date first herein above written and unless earlier terminated as hereinafter provided, shall continue in force for a period of Eighteen (18) months after the same.

         15. Default and Termination. In the event that either party to this Agreement shall be in default of any of its material obligations hereunder and shall fail to remedy such default within [*] after receipt of written notice thereof, the party not in default shall have the option of terminating this Agreement by giving written notice thereof, notwithstanding anything to the contrary contained in this Agreement. Termination of this Agreement shall not affect the rights and obligations of the parties which accrued prior to the effective date of termination. SPONSOR shall pay CANCER CENTER for all reasonable expenses Incurred or committed to be expanded as of the effective termination date, subject to the maximum amount as specified in Article 13.

         16. Entire Agreement. The parties acknowledge that this Agreement and the attached Exhibits hereto represent the sole and entire Agreement between the parties hereto pertaining to the Research and that such supersedes all prior Agreements, understandings, negotiations and discussions between the parties regarding same, whether oral or written. There are no warranties, representations or other Agreements between the parties in connection with the subject matter hereof except as specifically set forth herein. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto.

         17. Reform of Agreement. If any provision of this Agreement is, or in doomed invalid, illegal or unenforceable in any United States jurisdiction, such provision shall be deemed amended to conform to applicable laws so as to be valid and enforceable; or if it cannot be so amended without materially altering the Intention of the parties, it shall be stricken, and the remainder of this Agreement shall remain in full force and affect.


         [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.



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


         18. Default and Termination. Any notices, statements, payments, or reports by this Agreement shall be considered given if sent by United States Certified Mail, postage prepaid and addressed as follows:

         If to CANCER CENTER:

         Michael J. Sent
         Chief Financial officer

         The University of Texas M.D. Anderson Cancer Center 1515 Holcombe Blvd. Houston, Texas 77030

         If to SPONSOR

         David Nance
         Managing Partner
         Texas Biomedical Development Partners
         100 Congress Avenue, Suite 200 Austin, Texas  78701

         19. Caption. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

         20. Governing Law. This Agreement shall be governed and interpreted in accordance with the substantive laws of the State of Texas and with applicable laws of the United States of America.



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



         IN WITNESS WHEREOF, CANCER CENTER and SPONSOR entered into this Agreement effective as of the date first herein above written and have executed three (3) originals each of which are of equal dignity.

TEXAS BIOMEDICAL DEVELOPMENT                   THE UNIVERSITY TEXAS
PARTNERS                                       M.D. ANDERSON CANCER CENTER

By:/s/ DAVID NANCE                             By:/s/MICHAEL J. BEST
---------------------------------------           ------------------------------
     David Nance                                   Michael J. Best
     Managing Partner                              Chief Financial Officer


I have read this agreement and
understanding my obligations hereunder:        CONTENT APPROVED:


By:/s/ JACK A. ROTH                            By:/s/ DONNA S. GILBERG
---------------------------------------           ------------------------------
     Jack A. Roth, M.D.                            Donna S. Gilberg, CPA
     Principal Investor                            Manager, Sponsored Agreements


                                               FORM APPROVED:

By:/s/ CHARLES M. BALCH                        By:/s/ MATTHEW E. BURR
---------------------------------------           ------------------------------
     Charles M. Balch, M.D.                        Matthew E. Burr, J.D.
     Head, Division of Surgery                     Legal Services Officer

                                    EXHIBIT I

                                       [*]




     [*]   Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 AMENDMENT NO. 1

                                       TO

                               RESEARCH AGREEMENT

         This Amendment No. 1 to Research Agreement ("AMENDMENT") is made and entered into as of July 20, 1994 by and between INTRON THERAPEUTICS, INC., a Delaware Corporation ("SPONSOR") and THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER ("CANCER CENTER"), a component institution of the University of Texas System ("SYSTEM").

                                    RECITALS

         A. SPONSOR and CANCER CENTER entered into a SPONSORED RESEARCH AGREEMENT, number SR 93-04, dated as of February 11, 1993 (the "RESEARCH AGREEMENT").

         B. SPONSOR, CANCER CENTER and the Regents of the University of Texas System have entered into a PATENT AND TECHNOLOGY LICENSE AGREEMENT dated as of July 20, 1994 (the "LICENSE AGREEMENT").

         C. CANCER CENTER and SPONSOR wish to extend the term of the RESEARCH AGREEMENT, acknowledge that the RESEARCH to be conducted thereunder will include matters beyond the study outline attached to the RESEARCH AGREEMENT as originally executed, and that SPONSOR will have the option to include within the LICENSED SUBJECT MATTER under the LICENSE AGREEMENT any intellectual property that is made in the course of performing under the RESEARCH.

         NOW, THEREFORE, it is hereby agreed as follows:

                  21. DEFINITIONS. Any capitalized terms that are not otherwise defined herein shall be defined in the RESEARCH AGREEMENT or the LICENSE AGREEMENT. In addition, for all purposes of the RESEARCH AGREEMENT, the term "RESEARCH" shall be deemed to include all work of CANCER CENTER personnel in performing the study described in Exhibit I to RESEARCH AGREEMENT as originally executed and as modified from time to time, as well as any work that is performed by Dr. Jack A. Roth or other CANCER CENTER personnel comprising additional research projects described in Attachment A-n, where n represents the ordinal number of a particular project.

                  22. Invention and Patents. Section 3 of the RESEARCH AGREEMENT shall be amended as follows:

                           (a) So much of Section 3(a) of the RESEARCH AGREEMENT
as reads "(i) arises out of work performed pursuant to the obligations of this AGREEMENT' is hereby amended to read "(i) arises out of the Research;"

                           (b) Paragraph (b) of Section 3 is hereby deleted and
replaced in its entirety with the following:

                  "b. In the event that an Invention is made, CANCER CENTER shall notify SPONSOR, which notice shall reference this Section 3 and include a description of the Invention in reasonable detail. SPONSOR shall have the option to include all worldwide patent rights with respect to such Invention within the "EXISTING PATENT RIGHTS" under Section 2.3(a) of the LICENSE AGREEMENT,' and to include related information, know-how, biological materials and the like within the TECHNOLOGY RIGHTS under the LICENSE AGREEMENT. To exercise such option with respect to any particular Invention, SPONSOR shall so notify CANCER CENTER within 120 days after receipt of CANCER CENTER's notice thereof as described above. Promptly following such exercise, the parties shall revise Schedule A to the LICENSE AGREEMENT to reflect the additional paten applications so included. CANCER CENTER warrants to SPONSOR that CANCER CENTER has the right to grant to SPONSOR the option and rights contemplated in this
                           Section 3 and that upon exercise of the option described herein with respect to any Invention, all worldwide patent rights therein will be included under the LICENSE AGREEMENT.'

                  23. Term. Section 14 of the RESEARCH AGREEMENT is hereby amended by adding to the end thereof the following: "Following such initial Eighteen (18) month period, unless earlier terminated as provided in Section 15, this Agreement shall continue in full force and effect until terminated by either parry for any reason on ninety (90) days prior written notice to the other party."

                  24. Other. Except as expressly provided in this AMENDMENT, all other terms, conditions and provisions of the RESEARCH AGREEMENT shall continue in effect as provided therein.

         IN WITNESS WHEREOF, CANCER CENTER and SPONSOR entered into this AMENDMENT effective as of the date first hereinabove written and have executed
(3) originals each of which are of equal dignity.



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



         IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date first above written.

TEXAS BIOMEDICAL DEVELOPMENT                        THE UNIVERSITY OF TEXAS
PARTNERS                                            M.D. ANDERSON CANCER CENTER


By:/s/ DAVID NANCE                                  By:/s/ MICHAEL J. BEST
-----------------------------------                    -------------------------
     David Nance                                        Michael J. Best
     Managing Partner                                   Chief Financial Officer


I have read this agreement and
understand my obligations
hereunder:                                          CONTENT APPROVED:


By:/s/ JACK A. ROTH                                 By:/s/ DONNA S. GILBERG
-----------------------------------                    -------------------------
     Jack A. Roth, M.D.                                 Donna S. Gilberg, CPA
     Principal Investor                                 Manager, Sponsored
                                                             Agreements



                                                    FORM APPROVED:


By:/s/ HELMUTH GOEFERT                              By:NOT APPLICABLE
-----------------------------------                    -------------------------
     Helmuth Goefert, M.D.                              Matthew E. Burr, J.D.
     Head, Division of                                  Legal Services Officer
     Surgery and Anesthesiology
     (Ad interim)


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



                                 AMENDMENT NO. 2

                                       TO

                          SPONSORED RESEARCH AGREEMENT


STATE OF TEXAS
COUNTY OF HARRIS

         AMENDMENT, effective this lst day of January, 1995, between THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER (hereinafter referred to as "CANCER CENTER"), a component of THE UNIVERSITY OF TEXAS SYSTEM (hereinafter referred to as "SYSTEM") located at Houston, Texas, and INTROGEN THERAPEUTICS, formerly Intron Therapeutics, Inc. ((hereinafter referred to as "SPONSOR"), of the Sponsored Research Agreement made by these parties and dated the 11th day of February, 1993 and amended the 20th day of July, 199_, regarding research on the evaluation and study of the "Development of Therapeutic Treatrnent and Prevention of Lung Cancer".

         1. CANCER CENTER and SPONSOR agree that the period of work identified the original Sponsored Research Agreement shall be extended to the latter of February 29, 1996 or the completion of the project.

         2. CANCER CENTER and SPONSOR agree that the work to be done during this extended work period will be performed according to the procedures described in the revised workscope, the title of which is "Development of Gene Therapeutic Treatment and Prevention for Cancer", a copy of which is attached hereto as Exhibit I and incorporated herein by reference. The workscope has been amended and approved in accordance with institutional policy. The sponsored research agreement may be extended by the Sponsor upon notification to CANCER CENTER and Investigator to provide CANCER CENTER and Investigator with the funds needed to complete the research provided the research is within the workscope as herein described.

         3. CANCER CENTER and SPONSOR agree that the specific additional costs associated with this work shall be [*].

         4.       CANCER CENTER acknowledges that [*].

         OTHERWISE, the terms and provisions of the original Agreement executed on the 11th of February, 1993 and amended on the 20th day of July, 1994 by and between the parties shall in full force and effect, provided, however, that in the event of a conflict in the terms and conditions between this Amendment No. 2 and the Sponsored Research Agreement, the terms and conditions of this Amendment shall prevail.


         [*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

         IN WITNESS WHEREOF, the parties have executed two (2) original counterparts of this Amendment No. 2, each of which are of equal dignity and effective a of the date first hereinabove written.


SPONSOR                                THE UNIVERSITY OF TEXAS SYSTEM
                                       M.D. ANDERSON CANCER CENTER

BY:/s/ DAVID NANCE                     BY:/s/ MICHAEL J. BEST
-----------------------------------       --------------------------------------
       David Nance                              Michael J. Best
       President                                Chief Financial Officer
       Introgen Therapeutics, Inc.

                                      I have read this amendment and understand my obligations hereunder:


                                       BY:/s/ JACK A. ROTH
                                          --------------------------------------
                                                Jack A. Roth, M.D.
                                                Principal Investigator

                                       BY:/s/ HELMUTH GOEPFERT
                                          --------------------------------------
                                                Helmuth Goepfert, M.D.
                                                Ad Interim Head, Div. of Surgery


                                       CONTENT APPROVED:


                                       BY:/s/ DONNA S. GILBERG
                                          --------------------------------------
                                                Donna S. Gilberg, CPA
                                                Manager, Sponsored Programs


Payment Mailing Address:

The University of Texas
M.D. Anderson Cancer Center
Attention:  Manager, Sponsored Programs
P.O. Box 297402
Houston, Texas 77297

Tax ID:  74-6001118-A1

                                    EXHIBIT I

                                       [*]




     [*]   Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 AMENDMENT NO. 3

                                       TO

                          SPONSORED RESEARCH AGREEMENT


         AMENDMENT, effective this 31st day of December, 1995, between THE UNIVERSITY OF TEXAS M.D. ANDERSON CANCER CENTER (hereinafter referred to as "CANCER CENTER"), a component of THE UNIVERSITY OF TEXAS SYSTEM (hereinafter referred to as "SYSTEM") located at Houston, Texas, and INTROGEN THERAPEUTICS (hereinafter referred to as "SPONSOR"), of the Sponsored Research Agreement made by these parties and dated the 11th day of February, 1993 and subsequently amended, regarding research on the evaluation and study of the "Development of Therapeutic Treatment and Prevention of Lung Cancer".

         1. CANCER CENTER and SPONSOR agree that the period of work identified in the Original Sponsored Research Agreement shall be extended to December 31, 1996.

         2. CANCER CENTER and SPONSOR agree that the work to be done during this extended work period will be performed according to the procedures described in the revised workscope, the title of which is "Development of Gene Therapeutic Treatment and Prevention for Cancer", a copy of which is attached hereto as Exhibit I and incorporated herein by reference. The workscope has been amended and approved in accordance with institutional Policy.

         3. CANCER CENTER and SPONSOR agree that the specific additional costs associated with this work shall be [*].

         4.       CANCER CENTER and SPONSOR agree that the fee of [*].

         5. Access to Information. All results of and information arising from the Research shall be made available and accessible to SPONSOR by CANCER CENTER. SPONSOR shall have the right to obtain copies or duplicates of such results and information on a timely basis, in either written or electronic form, upon SPONSOR giving CANCER CENTER reasonable notice of SPONSOR"s desire to obtain such results and information.

         OTHERWISE, the terms and provisions of the original Agreement executed on the 11th day of February, 1993 and subsequently amended by and between the parties hereto shall remain in full force and effect, provided, however, that in the event of a conflict in the terms and conditions between this Amendment No. 3 and the Sponsored Research Agreement the terms and conditions of this Amendment shall prevail.

         IN WITNESS WHEREOF, the parties have executed two (2) original counterparts of this Amendment No. 3, each of which are of equal dignity and effective as of the date first hereinabove written.

INTROGEN THERAPEUTICS, INC.           THE UNIVERSITY OF TEXAS
                                      M.D. ANDERSON CANCER CENTER

BY:/s/ DAVID NANCE                    BY:/s/ MICHAEL J. BEST
   -------------------------------       ---------------------------------
       David Nance                             Michael J. Best
       President                               Chief Financial Officer
       Introgen Therapeutics, Inc.

                                      I have read this
                                      amendment and
                                      understand my
                                      obligations hereunder:


                                       BY:/s/ JACK A. ROTH
                                          ---------------------------------
                                                Jack A. Roth, M.D.
                                                Principal Investigator

                                       BY:/s/ HELMUTH GOEPFERT
                                          ---------------------------------
                                                Helmuth Goepfert, M.D.
                                                Ad Interim Head, Div. of Surgery

PAYMENT MAILING ADDRESS:
         The University of Texas
         M.D. Anderson Cancer Center
         Atten: Manager, Sponsored Programs
         P.O. Box 297402
         Houston, Texas 77297
         Tax ID: 74-6001118-Al



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


                                    EXHIBIT I

                                       [*]



     [*]   Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.